UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2004

(Exact name of Registrant as specified in its charter)

NEVADA	62-1378182
(State or other jurisdiction of	(I.R.S. employer identification no.)
Incorporation or organization)

4080 Jenkins Road	(423) 510-3000
CHATTANOOGA, TENNESSEE 37421	(Registrant's telephone no.)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (423) 510-3000,

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

A press release was issued on December 8, 2004, announcing the closing of transactions contemplated by (a) the Purchase and Merger Agreement, dated as of October 21, 2004, by and among Arnold Holdings, LLC, Arnold Transportation Holdings, Inc., Arnold Transportation Services, Inc., ATS Acquisition Holding Co., ATS Merger Co., and all of the members of Arnold Holdings, LLC, and (b) the Stock Purchase, Contribution, and Exchang eAgreement, dated as of October 21, 2004, by and among ATS Acquisition Holding Co., Xpress Holdings, Inc., and certain members of management of Arnold Transportation Services, Inc. The execution of these agreements was previously announced on October 22, 2004.

A copy of the press release issued on December 8, 2004, is furnished as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits

	Exhibit No.	Exhibit Description

Not applicable.

(b)		Pro Forma Financial Information.

Not applicable.

(c)		Exhibits:

Exhibit No.                        Description

10.65	Revolving Credit and Letter of Credit Loan Agreement, dated as of October 14, 2004, among U.S. Xpress Enterprises, Inc. as Borrower; the Lenders from time to time party hereto; SunTrust Bank as Administrative Agent; Fleet National Bank as Syndication Agent; LaSalle Bank, National Association, as Documentation Agent; and SunTrust Capital Markets, Inc. as Lead Arranger and Book Manager.

10.66	Loan Agreement, dated as of October 14, 2004 among Xpress Receivables, LLC, as Borrower; U.S. Xpress Inc. and Xpress Global Systems, Inc., as Initial Servicers; Three Pillars Funding LLC, as Lender; and SunTrust Capital Markets Inc., as Administrator.

10.67	Receivables Sale Agreement, dated as of October 14, 2004 among U.S. Xpress, Inc. and Xpress Global Systems, Inc., as Originators; and Xpress Receivables, LLC, as Buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 20, 2004	U.S. Xpress Enterprises, Inc. BY: /S/ Ray M. Harlin —————————————— Ray M. Harlin Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.                        Description

10.65	Revolving Credit and Letter of Credit Loan Agreement, dated as of October 14, 2004, among U.S. Xpress Enterprises, Inc. as Borrower; the Lenders from time to time party hereto; SunTrust Bank as Administrative Agent; Fleet National Bank as Syndication Agent; LaSalle Bank, National Association, as Documentation Agent; and SunTrust Capital Markets, Inc. as Lead Arranger and Book Manager.

10.66	Loan Agreement, dated as of October 14, 2004 among Xpress Receivables, LLC, as Borrower; U.S. Xpress Inc. and Xpress Global Systems, Inc., as Initial Servicers; Three Pillars Funding LLC, as Lender; and SunTrust Capital Markets Inc., as Administrator.

10.67	Receivables Sale Agreement, dated as of October 14, 2004 among U.S. Xpress, Inc. and Xpress Global Systems, Inc., as Originators; and Xpress Receivables, LLC, as Buyer.